Exhibit 10.2

CONVERTIBLE NOTE SECONDARY SALE AND PURCHASE AGREEMENT

THIS  CONVERTIBLE  NOTE  SECONDARY  SALE  AND  PURCHASE AGREEMENT (this “Agreement”), entered into as of October 2, 2025 (the “Effective Date”), is made by and among [__] (the “Assignors” and each an “Assignor”), and Vireo Growth Inc., a British Columbia corporation (the “Assignee” and collectively with the Assignors, the “Parties”). Any capitalized terms used herein but not otherwise defined shall have the meanings set forth in Schedule I attached hereto.

RECITALS:

WHEREAS, each Assignor is the registered and beneficial holder of those certain 13% Senior Secured Convertible Notes due December 7, 2026 (each being referred to as a “Note” and collectively as the “Notes”, and the Notes collectively with the Indenture and all Contracts executed pursuant the Notes or the Indenture or in connection therewith (including the Note Documents (as defined in the Indenture)), as amended through and including the Effective Date, the “Financing Documents”) as shown on Exhibit A attached hereto (the “Notes Schedule”) and incorporated herein by reference issued by Medicine Man Technologies, Inc., d/b/a Schwazze, a Nevada corporation (the “Borrower”); and

WHEREAS, at the Closing, the Parties desire for each Assignor to sell, assign, transfer and deliver all of their respective right, title and interest in, to, and under the Notes and the Transferred Rights (as defined below) to Assignee as shown on the Notes Schedule, and in full consideration of such sale, assignment, transfer and delivery, for Assignee to issue and deliver to each Assignor the Purchased Shares (as defined below);

NOW, THEREFORE, in consideration of the premises herein contained and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.	Note Purchase and Sale; Equity Issuance.

(a)            Subject to the terms and conditions of this Agreement, at the Closing (as defined below), each Assignor hereby agrees to sell, assign, transfer and deliver to Assignee, and Assignee hereby agrees to purchase, accept and acquire from each Assignor, all the right, title and interest of such Assignor in, to, and under (i) the Notes as set forth on the Notes Schedule, (ii) the other Financing Documents and any and all cash, notes, interest (including interest accrued and unpaid as of the Closing), dividends, and other property which may be exchanged for, distributed, or collected in respect of the Notes as set forth on the Notes Schedule and the other Financing Documents to the extent applicable to the Notes as set forth on the Notes Schedule, and the proceeds thereof, and (iii) any and all rights, claims (including any “claims” within the meaning of Section 101(3) of the Bankruptcy Code), and causes of action, whether known or unknown, that such Assignor now has or may hereafter acquire against the Borrower, any guarantor of the Borrower’s obligations, any agent, independent contractor, advisor (including any attorney, accountant, broker or investment banker), or other person or entity, arising from, or under, pursuant or relating to, or in connection with, the Notes and the other Financing Documents to the extent applicable to the Notes as set forth on the Notes Schedule ((ii) and (iii) above, the “Transferred Rights”), in each case free and clear of any and all liens, pledges, charges or security interests of any nature; provided that the Assignee may assign and transfer its rights to accept and acquire the Notes and the Transferred Rights hereunder to an Affiliate of the Assignee, or delegate an Affiliate of the Assignee to become the assignee of the Notes and the Transferred Rights hereunder. Subject to the terms and conditions of this Agreement, effective as of the Closing, each Assignor hereby absolutely, unconditionally, and irrevocably sells, assigns, transfers, and delivers to Assignee forever all right, title, and interest, legal and equitable, of such Assignor in, to and under all of the Transferred Rights, free and clear of any and all liens, pledges, charges or security interests of any nature, and Assignee hereby purchases, accepts, and acquires from each Assignor, all of such Assignor’s right, title, and interest, legal and equitable, in, to and under all of the Transferred Rights.

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(b)           The purchase price (the “Purchase Price”) for the Notes and the Transferred Rights shall be as set forth on the Notes Schedule. Subject to the terms and conditions of this Agreement, at the Closing, in consideration of the sale, assignment, transfer, and delivery of the Notes and the Transferred Rights by each Assignor to the Assignee, each Assignor hereby agrees to purchase, accept, and acquire from the Assignee, and the Assignee hereby agrees to (i) pay, transfer, and deliver to each Assignor an amount in cash (if any) equal to the aggregate portion of the Purchase Price as set forth on the Notes Schedule (the “Cash Purchase Price Amount”) in immediately available funds to the bank account or accounts designated by each Assignor by notice to the Assignee at least one (1) Business Day prior to the Closing Date, and (ii) issue, sell, and deliver to each Assignor a number of newly issued Vireo Shares (the “Purchased Shares”) equal to (1) the remaining aggregate Purchase Price of the Notes and the Transferred Rights sold, assigned, transferred, and delivered by such Assignor pursuant to this Agreement and set forth on the Notes Schedule (the “Vireo Share Purchase Price Amount”), divided by (2) $0.54 (it being agreed that such amount and all other dollar amounts set forth in this Agreement are in U.S. dollars).

(c)	Transfer Taxes.

(i)            Withholding. The Assignee shall be entitled to deduct and withhold from the consideration otherwise payable to an Assignor pursuant to this Section 1 such amounts as may be required to be deducted and withheld with respect to the issuance of such consideration under any provision of Law relating to taxes; provided, however the Parties agree that no U.S. federal income tax withholding is required provided that each Assignor provides an IRS Form W-9 or other certification of non-foreign status in accordance with Section 5(a)(iii). To the extent that amounts are so deducted and withheld by the Assignee, such amounts shall be remitted by the Assignee to the applicable Governmental Authority and treated for all purposes of this Agreement as having been paid to an Assignor in respect of which the Assignee made such deduction and withholding.

(ii)           Transfer Taxes. Any and all sales, use, transfer, intangible, recordation, documentary stamp or similar taxes or charges, of any nature whatsoever, applicable to, or resulting from, the transactions contemplated herein and any reasonable costs and expenses associated therewith shall be borne by the Assignors.

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(d)	Purchased Shares.

(i)            All Purchased Shares issued pursuant to this Agreement will be evidenced by direct book-entry registration only, without the issuance of certificates representing such Purchased Shares. The Assignee’s transfer agent shall document the terms, conditions, and restrictions set forth in this Section 1(d).

(ii)           The Purchased Shares to be issued pursuant to this Agreement (1) will not be registered under the Securities Act in reliance upon the exemption from registration requirements of Section 5 of the Securities Act as set forth in Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D thereunder, and such shares shall bear the legend set forth in Section 1(d)(iii) below with respect to United States restrictions on transfer, and (2) will be distributed pursuant to the exemption from the prospectus requirement set out in Section 2.12 of National Instrument 45-106 – Prospectus Exemptions, subject to a restricted period on resale set out in National Instrument 45-102 – Resale of Securities, and such shares shall, until such time as the shares are not so restricted, bear a legend identical or similar in effect to the following legend with respect to Canadian restrictions on transfer:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE DISTRIBUTION DATE].”

(iii)          The Purchased Shares to be issued pursuant to this Agreement shall be characterized as “restricted securities” for purposes of Rule 144 under the Securities Act, and such shares shall, until such time as the shares are not so restricted under the Securities Act, bear a legend identical or similar in effect to the following legend (together with any legend required by applicable Securities Laws to the extent such Laws are applicable to the Purchased Shares issued pursuant to this Agreement):

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY ACQUIRING THESE SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ENCUMBERED, ABSENT AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE CORPORATION UNDER THE SECURITIES ACT, ONLY (A) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S (“REGULATION S”) UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (B) IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (C) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT (X) IN THE CASE OF TRANSFERS PURSUANT TO (B) ABOVE, A LEGAL OPINION MUST FIRST BE PROVIDED TO THE TRANSFER AGENT OF THE CORPORATION STATING THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR SUCH OTHER APPLICABLE LAWS AND (Y) IN THE CASE OF TRANSFERS PURSUANT TO (C) ABOVE, OR IN ANY OTHER CASE AS REQUIRED BY THE TRANSFER AGENT, A LEGAL OPINION SATISFACTORY TO THE CORPORATION MUST FIRST BE PROVIDED TO THE CORPORATION AND THE TRANSFER AGENT OF THE CORPORATION STATING THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR SUCH OTHER APPLICABLE LAWS.”

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(iv)         Notwithstanding anything to the contrary in this Agreement, the sale, issuance, and delivery of the Purchased Shares pursuant to this Agreement shall require the approval of and/or be issued and delivered in accordance with the rules, policies and directives of the Exchange and any other applicable regulatory body, and must be made in compliance with Securities Laws and any other applicable Laws.

(v)          Each Assignor consents: (1) to the disclosure of certain information regarding the transactions contemplated by this Agreement to the Exchange, the Canadian Securities Regulators, the SEC, and any applicable United States state securities administrators, including such disclosure with respect to such Assignor as is required to be included in applicable Exchange issuance forms and as required by applicable Securities Laws, including pursuant to the filing of an exempt distribution report, and as is required by the Securities Laws in any filing with the SEC, the Exchange, the Canadian Securities Regulators, or other applicable securities regulators, and (2) to the collection, use and disclosure of its information by the Exchange, the SEC, applicable United States state securities administrators, the Canadian Securities Regulators, or other applicable securities regulators or as otherwise identified by the Exchange, the SEC, applicable United States state securities administrators, the Canadian Securities Regulators, or other applicable securities regulators, from time to time.

(vi)         Each Assignor authorizes the indirect collection of Personal Information (as that term is defined under applicable privacy legislation, including the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time and the policies of the Exchange) by the securities regulatory authority or regulator under the authority granted in the applicable Securities Laws for the purposes of the administration and enforcement of the securities legislation and confirms that the Assignor has been notified by the Assignee: (i) that the Assignee will be delivering the Personal Information, including information pertaining to individual Assignors to be set out in Schedule 1 or 2 of the Form 45-106F1 – Report of Exempt Distribution (“ROED”), to the applicable securities regulatory authority or regulator; (ii) that such Personal Information is being collected indirectly by the securities regulatory authority or regulator under the authority granted to it in applicable Securities Laws; (iii) that such Personal Information is being collected for the purpose of the administration and enforcement of applicable Securities Laws of the local jurisdiction; and (iv) that the title, business address and business telephone number of the public official in the local jurisdiction where the ROED is filed who can answer questions about the security regulatory authority’s or regulator’s indirect collection of the information is set out in Exhibit E.

(vii)        The agreements by the Parties with respect to the Assignee’s obligations to register the Purchased Shares under the Securities Act for future resale by the Assignors are set forth on Exhibit B attached hereto, which Exhibit B shall be deemed to be part of this Agreement.

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(e)            Certain Disclosure Matters. In accordance with applicable Law, the Assignee shall either (i) issue a press release disclosing the material terms of this Agreement and the transactions contemplated hereby, or (ii) file with the Commission a Current Report on Form 8-K disclosing the material terms of this Agreement and the transactions contemplated hereby. If the Assignee elects to issue a press release as described in clause (i) of the preceding sentence, the Assignee shall thereafter file with the Commission, within the time period required by the Exchange Act, the Form 8-K described in clause (ii) of the preceding sentence.

2.             Assignor Representations and Warranties. Each Assignor, severally and jointly, hereby represents and warrants to Assignee, as of the Effective Date and the Closing Date (unless stated as of a specific date therein, in which case they shall be made as of such date), that:

(a)            To the extent the Assignor is an entity, each Assignor is duly formed, organized, or incorporated in the jurisdiction set forth on Schedule 2(a) attached hereto, and is validly existing and in good standing in such jurisdiction. Each Assignor has all right, power, legal capacity, and authority to execute and deliver this Agreement and to perform hereunder and under each other Contract that such Assignor may execute and deliver in connection herewith.

(b)            This Agreement and any of each Assignor’s Closing Documents to which such Assignor is or will be a party have been or will be duly and validly authorized, executed, and delivered on behalf of such Assignor and (assuming due authorization, execution, and delivery by Assignee where applicable) constitute the legal, valid, and binding obligations of such Assignor enforceable against such Assignor in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) (the “Bankruptcy and Equity Exception”).

(c)            The execution, delivery, and performance of this Agreement and each Assignor’s Closing Documents and the consummation of the transactions contemplated hereby and thereby do not and will not (i) violate (1) any provision of each Assignor’s Organizational Documents (to the extent such Assignor is an entity) or (2) any law, rule, regulation, Order, writ, judgment, injunction, decree, determination, or award presently in effect having applicability to such Assignor or any property of such Assignor (except for Federal Cannabis Laws), (ii) result in a breach or constitute a default under any agreement to which such Assignor is subject, or (iii) require any notices to or authorizations, consents (including any Counterparty Consents), approvals, licenses, exemptions from or filings or registrations with any state, commonwealth, federal, foreign, territorial, regulatory, or other Governmental Authority or any other Person, except in the case of clauses (i)(2), (ii) and (iii) above, for any of the foregoing which would not reasonably be expected have a Material Adverse Effect.

(d)            As of the Effective Date, there (i) are no Orders presently in effect, and (ii) are no Actions presently pending or, to the knowledge of such Assignor, threatened against such Assignor, in any court or by or before any other Governmental Authority, in each case, (1) by any Person in respect to the Notes or the Transferred Rights, or (2) which would reasonably be expected to have a Material Adverse Effect.

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(e)            Each Assignor is the sole registered and beneficial owner and holder of, (i) each Note set forth opposite such Assignor’s name on the Notes Schedule and attached hereto as Exhibit C and incorporated herein by reference, and (ii) the Transferred Rights, and such Assignor’s right, title and interest in, to, under, and with respect to each such Note and the Transferred Rights (to the extent set forth on the Notes Schedule) is being transferred under this Agreement free and clear of any and all liens, pledges, charges or security interests of any nature. Other than this Agreement (and any agreements with CO Acquisition, LLC), there are no Contracts of any nature whatsoever pursuant to which an Assignor has sold or assigned any of its interests in a Note or any of the Transferred Rights, and there are no outstanding Contracts or rights to purchase or otherwise acquire any of the Notes or the Transferred Rights. None of the Notes or Transferred Rights are subject to any lock-up agreement, restructuring agreement, or other Contract purporting to restrict any Assignor’s ability to sell, assign, transfer, or deliver the Notes or the Transferred Rights as contemplated by this Agreement.

(f)            The aggregate current outstanding principal and accrued interest amount of the Notes being sold to the Assignee (i) are as set forth on set forth opposite each Assignor’s name on the Notes Schedule and are true and correct in all respects, and (ii) except for those Notes (or any portion thereof) contemplated to be sold to CO Acquisition, LLC, constitute all of each Assignor’s right, title and interest in, to, and under the outstanding principal and interest related to or arising under the 13% Senior Secured Convertible Notes due December 7, 2026 issued by the Borrower and that are held or have previously been held by such Assignor.

(g)           Each Assignor has on or prior to the Effective Date delivered to the Assignee true, correct and complete copies of all material written notices related to or arising under an Event of Default (howsoever described) pursuant to the Financing Documents and any related information requested by the Assignee, to the extent material to the Assignee’s decision to purchase the Notes.

(h)           Except as publicly filed with or furnished to the SEC by the Borrower as of the Effective Date, each Assignor has delivered or caused to be delivered to the Assignee true and complete copies of the Financing Documents.

(i)             Except as publicly filed with or furnished to the SEC by the Borrower as of the Effective Date, none of the Financing Documents have been amended from their original form or supplemented, nor has compliance with any of the provisions thereof been waived or deferred.

(j)             Each Assignor is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated by the SEC under the Securities Act.

(k)            No broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of an Assignor.

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(l)             Representations with respect to the Purchased Shares.

(i)            Each Assignor confirms, acknowledges and agrees that (1) the Assignee has advised each Assignor that the Assignee is relying on an exemption from the requirements to provide each Assignor with a prospectus and no prospectus or registration statement has been filed by the Assignee with any of the Canadian Securities Regulators in connection with the issuance of the Purchased Securities and, as a consequence of acquiring the Purchased Shares pursuant to this exemption, certain protections, rights, and remedies provided by Canadian securities laws, including statutory rights of rescission or damages, will not be available to such Assignor, (2) such Assignor may not receive information that would otherwise be required to be provided to the Assignor under the applicable securities Laws, and (3) there may be restrictions on such Assignor’s ability to resell the Purchased Shares and it is the responsibility of each Assignor to find out what those restrictions are and to comply with them before selling them.

(ii)           Each Assignor is acquiring the Purchased Shares for its own account with the intention of holding the securities for investment purposes and not with a present view to, or for resale in connection with, any distribution of the Purchased Shares in violation of any applicable Securities Laws. Each Assignor does not presently have any agreement or understanding, directly or indirectly, with any Person to sell or distribute any of the Purchased Shares in violation of applicable Securities Laws.

(iii)          Each Assignor has such knowledge, sophistication, and experience in business and financial matters so as to be capable of evaluating the merits and risks of the investment in the Purchased Shares, and has so evaluated the merits and risks of such investment. Each Assignor is able to bear the economic risk of an investment in the Purchased Shares and, at the present time, is able to afford a complete loss of such investment.

(iv)          Each Assignor understands that (1) the Purchased Shares have not been registered under the Securities Act or any state Securities Laws, by reason of a specific exemptions therefrom which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of such Assignor’s representations as expressed herein, (2) the Purchased Shares will, when issued, be “restricted securities” under applicable United States federal and state Securities Laws (and shall bear the legends(s) described in Section 1(d)(iii) herein in accordance with the terms thereof) and that, pursuant to these Laws, such Assignor may not resell the Purchased Shares unless they are registered with the SEC and qualified by state authorities, or an exemption or exclusion from such registration and qualification requirements is available, (3) the Assignee has no obligation to register or qualify Purchased Shares for resale except as set forth on Exhibit B hereto, (4) if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale requirements, the holding period for the Purchased Shares, and on requirements relating to the Assignee and/or its Affiliates which are outside of the Assignor’s control, and which the Assignee and/or its Affiliates may not be able to satisfy, and (5) no public market may continue to exist for the Purchased Shares in the United States or elsewhere, and that the Assignee has made no assurances that a public market will continue to exist for the Purchased Shares in the United States or elsewhere.

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(v)          Each Assignor consents to the Assignee making a notation on its records or giving instruction to the registrar and transfer agent of the Assignee in order to implement the restrictions on transfer of the Purchased Shares set forth and described in Section 1(d)(ii) and Section1(d)(iii).

(vi)         Each Assignor understands and acknowledges that except as set forth on Exhibit B hereto, the Assignee is not obligated to file and has no present intention of filing with the SEC or with any state securities administrator any registration statement in respect of resales of any of the Purchased Shares.

(vii)        The Assignor is not acquiring the Purchased Shares as a result of any “general solicitation” or “general advertising” as such terms are used in Regulation D under the Securities Act.

(viii)       Each Assignor understands and acknowledges no agency, Governmental Authority, regulatory body, stock exchange or other entity (including the SEC, any state securities commission, or any of the Canadian Securities Regulators) has made any finding or determination as to the merit of investment in, nor have any such agencies or Governmental Authorities made any recommendation or endorsement with respect to, the Purchased Shares.

(ix)          Each Assignor and its advisors, if any, have been furnished with all materials relating to the business, finances, and operations of the Assignee and/or its Affiliates and materials relating to the issuance and sale of the Purchased Shares that have been requested by such Assignor. Such Assignor and its advisors, if any, have been afforded the opportunity to ask questions of the Assignee and/or its Affiliates and receive answers concerning the terms and conditions of the issuance and sale of the Purchased Shares, the merits and risks of investing in the Purchased Shares and the business, finances, and operation of the Assignee and/or its Affiliates. Each Assignor understands that its investment in the Purchased Shares involves a high degree of risk, including the risks outlined in the Assignee’s (or its Affiliate’s) filings with the SEC. Each Assignor has sought such accounting, legal, and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Purchased Shares. Each Assignor acknowledges and agrees that neither the Assignee nor any other Person has made or makes any other express or implied representation or warranty, either written or oral, on behalf of the Assignee or its Affiliates except for the representations and warranties contained in Section 3 of this Agreement.

(x)           The office or other address of each Assignor at which such Assignor received and accepted the offer to purchase the Purchased Shares is the address listed on such Assignor’s signature page hereto.

(m)            The representations and warranties set forth in this Section 2 constitute the sole and exclusive representations and warranties of the Assignors in connection with the transactions contemplated hereby, and except as expressly provided in this Section 2, none of the Assignors makes any representation or warranty, express or implied, to the Assignee or any other Person with respect to any of the Assignors, their Affiliates, the Notes, the Purchased Shares or the transactions contemplated hereby.

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3.            Assignee’s Representations and Warranties. The Assignee hereby represents and warrants to each Assignor, as of the Effective Date and the Closing Date (unless stated as of a specific date therein, in which case they shall be made as of such date), that:

(a)            The Assignee is a corporation duly organized, validly existing and in good standing under the Laws of British Columbia. The Assignee has all right, power, legal capacity and authority to execute and deliver this Agreement and (subject to obtaining the Exchange Approval) to perform hereunder.

(b)            This Agreement and any of the Assignee’s Closing Documents to which Assignee is or will be a party have been or will be duly and validly authorized, executed, and delivered on behalf of the Assignee and (assuming due authorization, execution, and delivery by the applicable Assignors where applicable) constitute the legal, valid, and binding obligations of the Assignee enforceable against the Assignee in accordance with their respective terms, except as such enforceability may be limited by the Bankruptcy and Equity Exception.

(c)            The execution, delivery, and performance of this Agreement and the Assignee’s Closing Documents and the consummation of the transactions contemplated by hereby and thereby do not and will not (i) (1) violate any provision of the Assignee’s Organizational Documents, or (2) subject to obtaining the Exchange Approval, and assuming all Assignors qualify for a valid exemption under applicable Securities Laws with respect to receipt of the Purchased Shares, violate any law, rule, regulation, Order, writ, judgment, injunction, decree, determination, or award presently in effect having applicability to the Assignee or any property of the Assignee, (ii) result in a breach or constitute a default under any agreement to which the Assignee is subject, or (iii) other than the Exchange Approval and such filings and approvals as may be required under Securities Laws, require any notices to or authorizations, consents, approvals, licenses, exemptions from or filings or registrations with any state, commonwealth, federal, foreign, territorial, regulatory, or other Governmental Authority or any other Person, except in the case of clauses (i)(2), (ii) and (iii) above, for any of the foregoing which would not reasonably be expected have a Material Adverse Effect.

(d)            As of the Effective Date, there (i) are no Orders presently in effect, and (ii) are no Actions presently pending or, to the knowledge of the Assignee, threatened against the Assignee, in any court or by or before any other Governmental Authority, in each case which would reasonably be expected to have a Material Adverse Effect.

(e)            As of the close of business on September 19, 2025, the issued and outstanding share capital of the Assignee consists of (i) 923,898,809 Vireo Shares, (ii) 259,632 Vireo Multiple Voting Shares (which convert into 25,963,200 Vireo Shares), and (iii) nil super voting shares. In addition, as of the close of business on September 19, 2025, an aggregate of 26,143,795 Vireo Shares are issuable upon the exercise of outstanding vested equity award options, 1,630,948 Vireo Shares are potentially issuable upon the exercise of outstanding unvested equity award options, 18,541,586 Vireo Shares are issuable upon the exercise of outstanding vested warrants to purchase Vireo Shares, 3,212,954 Vireo Shares are issuable pursuant to vested restricted stock unit awards, and 69,960,396 Vireo Shares are potentially issuable upon the exercise of outstanding unvested restricted stock unit awards.

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(f)            The Purchased Shares issuable to each Assignor pursuant to this Agreement will, when issued, (i) be duly authorized, validly issued, fully paid and non-assessable, (ii) not be subject to any preemptive rights created by statute, the articles of incorporation, notice of articles, articles, or other Organizational Documents of the Assignee, or any agreement to which the Assignee is a party; (iii) be free of any liens created by Assignee in respect thereof, and (iv) be issued in compliance with applicable Laws.

(g)           No broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Assignee.

(h)	Representations with respect to the Notes.

(i)	The Assignee understands that the Notes it is acquiring pursuant to this Agreement have not been and will not be registered under the Securities Act or any state securities or “blue sky” laws, and may be resold only if registered pursuant to the provisions of the Securities Act and applicable state securities laws or if an exemption from such registration is available, and that that none of the Borrower, any Assignor or any other person or entity is required to register the Notes under the Securities Act. The Assignee is acquiring the Notes for its own account and not with a view to distribution thereof. The Assignee will comply with all applicable federal and state securities laws in connection with any subsequent resale of the Notes.

(ii)	The Assignee is a sophisticated institutional investor that is an “accredited investor” within the meaning of Rule 501 under the Securities Act. The Assignee has conducted, to the extent it deemed necessary, an independent investigation of such matters relating to the Borrower, and has had the opportunity to receive and review such information and documents relating to the Borrower, as, in its judgment, are necessary for the Assignee to make an informed investment decision. The Assignee and its advisors, if any, have either received directly from the Borrower or otherwise obtained copies of the Financing Documents and all materials and information relating to the Notes that have been requested by the Assignee, and all such other information relating to the Borrower that the Assignee considers necessary in connection with the Assignee’s purchase of the Notes, and have had an ample opportunity to review the Financing Documents and other materials and information. The Assignee and its advisors, if any, have been afforded the opportunity to ask questions of the Borrower and/or its Affiliates and receive answers concerning the Notes and the merits and risks of investing in the Notes and the business, finances, and operation of the Borrower and/or its Affiliates. The Assignee understands that its investment in the Notes involves a high degree of risk. The Assignee has sought such accounting, legal, and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Notes. The Assignee has not relied upon any Assignor for any information necessary to evaluate the transactions contemplated by this Agreement.

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(iii)	The Assignee is not acquiring the Notes as a result of any “general solicitation” or “general advertising” as such terms are used in Regulation D under the Securities Act.

(iv)	The Assignee understands and acknowledges that no agency, Governmental Authority, regulatory body, stock exchange or other entity (including the SEC, any state securities commission, or any of the Canadian Securities Regulators) has made any finding or determination as to the merit of investment in, nor have any such agencies or Governmental Authorities made any recommendation or endorsement with respect to, the Notes.

(v)	The Assignee is not acting as an agent or broker in purchasing the Notes under this Agreement.

(i)             The representations and warranties set forth in this Section 3 constitute the sole and exclusive representations and warranties of the Assignee in connection with the transactions contemplated hereby, and except as expressly provided in this Section 3, the Assignee makes no representation or warranty, express or implied, to any Assignor or any other Person with respect to the Assignee, its Affiliates, the Purchased Shares, the Notes or the transactions contemplated hereby.

4.             Closing. The consummation of the transactions contemplated herein (the “Closing”) shall take place remotely by exchange of electronic documents and counterparts on the date that is the Business Day following the date the conditions set forth in Section 7 have been satisfied or waived (other than those conditions that by their nature are to be satisfied or waived at the Closing, but subject to the satisfaction or waiver of those conditions), unless the Parties otherwise agree in writing on another place, date or time (as the same may be modified or extended herein, the “Closing Date”). The Assignee shall promptly notify the Assignors of the anticipated Closing Date once such date is determined.

5.	Closing Deliveries. At the Closing,

(a)           each of the Assignors shall deliver to the Assignee, in each case, whether maintained in electronic or physical form, as applicable:

(i)            a completed and executed counterpart to a transfer certificate in the form required under the Indenture (including Exhibit C thereof) in respect of each Note, duly executed on behalf of such Assignor, in form and substance reasonably satisfactory to the Assignee, together with any other documents required of any Assignor under the Indenture for re-registration of or assignment and transfer of each Note;

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(ii)           the Notes, duly endorsed in the name of the Assignee (or its Affiliate designee) or accompanied by note powers duly endorsed in blank, in form and substance reasonably satisfactory to the Assignee;

(iii)          an IRS Form W-9 or other certification of non-foreign status that complies with the requirements of Code Section 1445 and Treasury Regulation Section 1.1445-2(b), in form and substance reasonably satisfactory to the Assignee; and

(iv)         all other documentation reasonably requested by the Assignee that is necessary or proper in order to effect the assignment and transfer or re- registration of the Notes and the assignment and transfer of the Transferred Rights as contemplated by this Agreement.

(b)            the Assignee shall deliver to each Assignor, in each case, whether maintained in electronic or physical form, as applicable:

(i)            the Cash Purchase Price Amount (if any) pursuant to Section 1(b)(1); and

(ii)           the Purchased Shares to be issued to such Assignor pursuant to Section 1(b)(2).

The above Contracts are referred to in this Agreement as the “Closing Documents”.

6.             Assignor Negative Covenants. Except with the prior written consent of the Assignee, during the period from the Effective Date to the earlier of the Closing and the date, if any, on which this Agreement is terminated in accordance with Section 8, each Assignor shall not:

(a)            sell, transfer, pledge, encumber, or otherwise dispose of any Note or any of the Transferred Rights or any interest therein contemplated to be purchased hereunder to any Person (other than a transfer or delegation to an Affiliate that is expressly permitted pursuant to Section 13(i)); or otherwise take any action to convert any Note;

(b)            take any action or knowingly fail to take any action that would or would reasonably be expected to materially delay or materially impede the ability of the Parties to consummate the transactions contemplated by this Agreement or result in any of the conditions to the transactions contemplated by this Agreement set forth in Section 7 not being satisfied, including by soliciting, making, accepting, negotiating, providing information for, or otherwise pursuing any offers for sale of the Notes or any of the Transferred Rights;

(c)            consent to, execute, or deliver (i) any amendment of, or waiver under, the Financing Documents (including with respect to the Transferred Rights), or (ii) any consents, restructuring support agreements or any other like agreement related to the Financing Documents (including with respect to the Transferred Rights); or

(d)            contractually agree to do, make any binding commitment to do, or publicly announce an intention to do, any of the foregoing.

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7.	Conditions Precedent.

(a)           Conditions to Each Party’s Obligation. The respective obligations of the Parties to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction or (to the extent permitted by Law) waiver by each Party at or prior to the Closing, of the following conditions:

(i)            No Injunctions or Restraints; Illegality. No Governmental Authority of competent jurisdiction shall have enacted or issued any Order after the date of this Agreement, and no Law shall have been enacted or promulgated after the date of this Agreement, in each case, that is then in effect and has the effect of enjoining, prohibiting, or otherwise making illegal the consummation of the transactions contemplated by this Agreement. There shall be no Action pending by any Governmental Authority (including for purposes of this Section 7(a)(i), the Exchange) that (i) challenges the validity of this Agreement or (ii) seeks to enjoin, prohibit or otherwise make illegal the consummation of the transactions contemplated by this Agreement.

(ii)           Exchange Approval. The Exchange Approval shall have been obtained.

(b)            Conditions to Obligations of the Assignee. The obligations of the Assignee to consummate the transactions contemplated by this Agreement are also subject to the satisfaction (or waiver by the Assignee, to the extent permitted by Law), at or prior to the Closing, of the additional following conditions:

(i)            Representations and Warranties of each Assignor. The representations and warranties of each of the Assignors set forth in Section 2 shall be true and correct in all respects (without giving effect to any materiality, Material Adverse Effect, or similar qualifications contained therein) on and as of the Closing as though made on and as of such time (except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty shall be so true and correct as of such earlier date), except where the failure of such representations and warranties to be true and correct, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Material Adverse Effect.

(ii)           Performance of Obligations of each Assignor. Each Assignor shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing.

(iii)          Acquisition of Notes. The Assignee (collectively with CO Acquisition, LLC) shall have executed and delivered note purchase agreements (the “Acquisition Agreements”) with noteholders for the acquisition of (together with the Notes contemplated to be purchased pursuant to this Agreement and any Notes (or any portion thereof) contemplated to be purchased by CO Acquisition, LLC) at least ninety percent (90%) in the aggregate of the issued and outstanding indebtedness under the 13% Senior Secured Convertible Notes due December 7, 2026 issued by the Borrower pursuant to the Indenture, and the consummation of the transactions contemplated by the Acquisition Agreements shall occur simultaneously with the Closing.

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(c)            Conditions to Obligations of each Assignor. The obligations of each Assignor to consummate the transactions contemplated by this Agreement are also subject to the satisfaction (or waiver by the applicable Assignor, to the extent permitted by Law) at or prior to the Closing, of the following additional conditions:

(i)            Representations and Warranties of the Assignee. The representations and warranties of the Assignee set forth Section 3 shall be true and correct in all respects (without giving effect to any materiality, Material Adverse Effect, or similar qualifications contained therein) on and as of the Closing as though made on and as of such time (except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty shall be so true and correct as of such earlier date), except where the failure of such representations and warranties to be true and correct, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Material Adverse Effect.

(ii)            Performance of Obligations of the Assignee. The Assignee shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing.

(d)            Frustration of Closing Conditions. No Party may rely on the failure of any condition set forth in this Section 7 to be satisfied if such failure was primarily caused by the Party relying on such failure to perform any of its material obligations under this Agreement.

8.	Termination. This Agreement may be terminated at any time prior to the Closing:

(a)            by the mutual written consent of the Assignors, on the one hand, and the Assignee, on the other hand;

(b)	by the Assignee by written notice to the Assignors if:

(i)            the Assignee is not then in material breach of any provision of this Agreement such that the conditions specified in Section 7(c)(i) or (ii) would not be satisfied and there has been a breach, inaccuracy in, or failure to perform any representation, warranty, covenant, or agreement made by an Assignor pursuant to this Agreement that would give rise to the failure of any of the conditions specified in Section 7(b)(i) or (ii) and, to the extent curable, such breach, inaccuracy, or failure has not been cured by the Assignors within ten (10) days of the Assignors’ receipt of written notice of such breach from the Assignee; or

(ii)           the Closing shall not have occurred by the one (1) month anniversary of the Effective Date (the “Outside Closing Date”); provided that the right of the Assignee to terminate this Agreement under this Section 8(b)(ii) shall not be available to the Assignee if the Assignee’s failure to perform or comply with any of its covenants or agreements hereof in any material respect has been the principal cause of or principally resulted in the failure of the Closing to have occurred on or before the Outside Closing Date;

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(c)            by the Assignors by written notice to the Assignee if the Closing shall not have occurred by the Outside Closing Date; provided that the right of the Assignors to terminate this Agreement under this Section 8(c) shall not be available to the Assignors if any Assignor’s failure to perform or comply with any of its covenants or agreements hereof in any material respect has been the principal cause of or principally resulted in the failure of the Closing to have occurred on or before the Outside Closing Date; or

(d)            by the Assignee, on the one hand, or the Assignors, on the other hand, if any Governmental Authority of competent jurisdiction shall have enacted or issued any Order after the date of this Agreement, or any Law shall have been enacted or promulgated after the date of this Agreement, in each case, which is in effect and has the effect of enjoining, prohibiting, or otherwise making illegal the consummation of the transactions contemplated by this Agreement, and in the case of a Governmental Order, such Governmental Order shall have become final and non-appealable.

9.             Effect of Termination. In the event of the termination of this Agreement in accordance with Section 8 and this Section 9, this Agreement shall forthwith become void and there shall be no liability on the part of any Party hereto except:

(a)            as set forth in this Section 9, Section 12 and Section 13 hereof, which shall survive such termination; and

(b)            nothing in this Section 9 shall relieve any Party hereto from liability or damages to the extent such liabilities or damages were the result of intentional breach of such Party of this Agreement prior to such termination.

10.           Survival. The covenants and agreements of the Parties under this Agreement shall survive the Closing. The representations and warranties of the Parties under this Agreement shall survive the Closing until the one (1) year anniversary thereof.

11.           Governing Law/Waiver of Jury Trial/Venue. THIS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

12.           Remedies.

(a)            In the event that any claim, suit, Action, or proceeding is instituted or commenced by any of the Assignors, on the one hand, against the Assignee, on the other hand, or by the Assignee, on the one hand, against any of the Assignors, on the other hand (such commencing party, the “Claimant”), arising out of or related to breaches of any representations, warranties, or covenants under this Agreement, and such Claimant prevails in such claim, suit, Action or proceeding, such Claimant will be entitled to recover its reasonable attorneys’ fees and court costs from the other Party in connection therewith.

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(b)            Except as otherwise provided in this Agreement, any and all remedies herein expressly conferred upon a Party or its Affiliates will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity, upon such Party or its Affiliates and the exercise by a Party or its Affiliates of any one remedy will not preclude the exercise of any other remedy.

13.	Miscellaneous Provisions.

(a)            Each of the Assignors and the Assignee shall, and shall cause their respective Affiliates to, hold, and shall use reasonable efforts to cause its, her, or their respective representatives to, hold in confidence any and all information, whether written or oral, concerning this Agreement and the transactions contemplated hereby, except as may otherwise be required by law. If an Assignor or the Assignee, their respective Affiliates, or their respective representatives are compelled to disclose any such information by judicial or administrative process or by other requirements of Law (other than, in the case of the Assignee, disclosure required by Securities Laws and exchange Laws applicable to the Assignee, including the disclosures set forth on Exhibit D), such Assignor or the Assignee, as applicable, shall promptly notify the other in writing and shall disclose only that portion of such information that they are advised by their legal counsel in writing is legally required to be disclosed; provided that such Assignor or the Assignee, as applicable, shall use reasonable efforts to obtain an appropriate protective order or other reasonable assurance that confidential treatment will be accorded such information. Without limiting the foregoing, unless otherwise required by applicable Law or stock exchange or trading market requirements (based upon the reasonable advice of counsel), no party shall make any public announcements in respect of this Agreement or the transactions contemplated hereby without the prior written consent of the other party; provided that no separate approval will be required in respect of any press release or public announcement to the extent such content is substantially replicated in a subsequent press release or other announcement or substantially consistent with a previously approved press release or announcement.

(b)            When a reference is made in this Agreement to Articles, Sections, Exhibits, or Schedules, such reference shall be to an Article or Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The schedules and all exhibits hereto shall be deemed part of this Agreement and included in any reference to this Agreement. In interpreting the provisions of this Agreement, no presumption or burden of proof shall arise in favor of or against any Party based on authorship of any provision of this Agreement.

(c)            Each Assignor and Assignee hereby covenants and agrees to execute and deliver all such documents and to take all such further actions the Assignee or Assignor, as the case may be, reasonably deem necessary from time to time to carry out the intent and purpose of this Agreement and to consummate the transactions contemplated hereby. Without limiting the foregoing, following the Closing, each Assignor shall execute such other Contracts, assignments, novations, transfer documents, instruments of further assurance, approvals, and consents (including all documentation required by Section 2.09 and Section 2.10 of the Indenture) as are necessary or proper in order to complete, ensure, and effect the sale, transfer, and conveyance of the Notes and the Transferred Rights contemplated to be purchased hereunder to the Assignee or its Affiliate designee and the re-registration of the Notes in the name of the Assignee or its Affiliate designee (including any necessary assignment, transfer, or re-registration Contracts or under the Indenture) and the consummation of the other transactions contemplated hereby, and each Assignor shall cooperate with the Assignee to the extent reasonably necessary in connection with the foregoing.

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(d)            Except as otherwise specifically provided in this Agreement, each Party shall be responsible for its own expenses (including out-of-pocket and legal expenses) incurred in connection with the negotiation, performance and administration of this Agreement.

(e)            This Agreement and the Closing Documents set forth the entire agreement and understanding of the Parties and supersede all prior agreements and understandings between the Parties with respect to the transactions contemplated hereby.

(f)            This Agreement may be executed in separate counterparts, and copies delivered electronically, by PDF or other electronic transmission shall be deemed originals. This Agreement shall be fully executed when each party whose signature is required has signed and delivered to the other at least one counterpart even though no one counterpart contains the signatures of all the Parties.

(g)            All notices hereunder shall be in writing to the address or addresses specified on each Party’s signature page hereto and will be deemed to have been given as of the date delivered, or if by overnight courier service, on the next Business Day after shipment.

(h)            This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties.

(i)             Neither this Agreement nor any of the rights, interests, or obligations under this Agreement shall be assigned or delegated by any Party (whether by operation of law or otherwise) without the prior written consent of all of the other Parties hereto; provided that (i) any Assignor may (x) assign and transfer its rights to receive the Purchased Shares to an Affiliate, or (y) designate any Affiliate to receive the Purchased Shares, in each case solely to the extent that (A) such Affiliate is identified as of the Effective Date, (B) such Affiliate is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act and delivers to the Assignee a Selling Shareholder Questionnaire as of the Effective Date in form and substance acceptable to the Assignee, and (C) such Assignor shall remain obligated hereunder notwithstanding any such permitted assignment or delegation by such Assignor, and (ii) the Assignee may assign and transfer its rights to accept and acquire the Notes and the Transferred Rights hereunder to an Affiliate of the Assignee, or delegate an Affiliate of the Assignee to become the assignee of the Notes and the Transferred Rights hereunder (provided that the Assignee shall remain obligated hereunder notwithstanding any such permitted assignment or delegation by the Assignee). Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by each of the Parties and their respective permitted successors and assigns, and this Agreement (including the Contracts referred to in this Agreement) is not intended to and does not confer upon any Person other than the Parties any rights or remedies under this Agreement. The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any attempted assignment or delegation in violation of this Section 13(i) shall be null and void.

(j)             In case any provision in this Agreement shall be invalid, illegal, or unenforceable, such provision shall be severable from the remainder of this Agreement and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Upon such determination of invalidity, illegality or unenforceability, the Parties hereto shall negotiate in good faith to amend this Agreement to effect the original intent of the Parties. In any event, the invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other competent jurisdiction.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first above written.

ASSIGNOR:

By:
Name:
Title:

Office or other address of the Assignor at which the Assignor received and accepted the offer to purchase the Purchased Shares:

Address for Notice:

[Signatures Continue on Next Page.]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

ASSIGNEE:

VIREO GROWTH INC.

By:
Name: John Mazarakis
Title: Chief Executive Officer

Address for Notice:
Vireo Growth Inc. 207 South 9th Street
Minneapolis, MN 55402
Attention: Sean Apfelbaum, General Counsel
E-mail: seanapfelbaum@vireohealth.com

And a copy (which copy shall not constitute notice) to:

Eversheds Sutherland (US) LLP
227 W. Monroe St., Suite 6000
Chicago, IL 60606
Attention: Craig T. Alcorn
e-mail: craigalcorn@eversheds-sutherland.com

SCHEDULE I

DEFINITIONS

“Actions” means an action, suit, investigation, complaint, objection, or other proceeding threatened or pending against or affecting a person or its property, whether civil, administrative, or criminal, at law or in equity, by or before any court, tribunal, arbitrator or Governmental Authority.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person.

“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by applicable Law to close or as may be designated by the Exchange or established by applicable Law in Ontario.

“Canadian Securities Regulators” means the applicable securities commission or securities regulatory authority in each of the provinces and territories of Canada.

“Contract” means, in each case, whether written or oral, any contract, license, indenture, note, bond, loan, deed, mortgage, lease, commitment, agreement, or other binding commitment, agreement, arrangement, understanding, document, or instrument.

“Counterparty Consent” means the executed written consent or waiver, in form and substance reasonably acceptable to the Assignee, or notice to any Person, in each case, required under the Financing Documents or other Contract related thereto or under any other Contract of an Assignor or the Borrower in order for an Assignor and the Assignee to consummate the transactions contemplated hereunder.

“Exchange” means the Canadian Securities Exchange.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Approval” means the conclusion or termination of the waiting period required by the Exchange prior to issuance of the Vireo Shares contemplated by this Agreement).

“Federal Cannabis Laws” means any U.S. federal laws, civil, criminal or otherwise, as such relate, either directly or indirectly, to the cultivation, harvesting, production, distribution, sale and possession of marijuana, marijuana or related substances or products containing or relating to the same, including, without limitation, the prohibition on drug trafficking under 21 U.S.C. § 841(a), et seq., the conspiracy statute under 18 U.S.C. § 846, the bar against aiding and abetting the conduct of an offense under 18 U.S.C. § 2, the bar against misprision of a felony (concealing another’s felonious conduct) under 18 U.S.C. § 4, the bar against being an accessory after the fact to criminal conduct under 18 U.S.C. § 3, and federal money laundering statutes under 18 U.S.C. §§ 1956, 1957, and 1960 and the regulations and rules promulgated under any of the foregoing.

“Governmental Authority” means any federal, state, or local government or any court, administrative, or regulatory agency or commission or other governmental authority or agency, domestic or foreign.

“Indenture” means that certain Indenture, dated as of December 7, 2021, among the Borrower, the guarantors party thereto, Ankura Trust Company, LLC, as trustee, registrar, paying agent, and conversion agent, and Chicago Atlantic Admin, LLC, as the collateral agent.

“Law” means any federal, state, local, municipal, or foreign constitution, treaty, law (including the common law), statute, code, ordinance, rule, administrative interpretation, regulation, directive (including those of any self-regulatory organization), judgment, order, writ, decree, agency requirement, or any other enforceable requirement of any Governmental Authority.

“Material Adverse Effect” means any effect, change, development, event, circumstance, occurrence, condition, fact, or state of facts that has a material adverse effect, individually or in the aggregate, with respect to any Party, on the ability of such Party to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement.

“Organizational Documents” means, with respect to a Person other than a natural person, (a) the articles or certificate of incorporation and the bylaws of a corporation, (b) the certificate of formation and operating agreement of a limited liability company, (c) the partnership agreement and any statement of partnership of a general partnership, (d) the limited partnership agreement and the certificate of limited partnership of a limited partnership, (e) any charter or similar document adopted or filed in connection with the creation, formation, or organization of any other Person, and (f) any amendment to any of the foregoing.

“Person” means an individual, corporation, partnership, limited liability company, association, joint venture, estate, trust, sole proprietorship, unincorporated organization, other entity, organization, group (as defined in Section 13(d) of the Exchange Act), or any other business entity or any Governmental Authority, including a government or political subdivision or an agency or instrumentality thereof.

“Orders” means any decree, injunction, order, ruling, assessment, writ, or similar order of any court, tribunal, arbitrator, or Governmental Authority (in each case whether preliminary or final).

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Securities Laws” means the securities legislation, securities regulation, and securities rules, and the policies, notices, instruments, and blanket orders having the force of Law (including those of the SEC, the Canadian Securities Regulators, and the Exchange), in force from time to time in the United States, including any states of the United States, and the provinces or territories of Canada.

“Vireo Shares” means the subordinate voting shares in the authorized share structure of the Assignee (which shares are traded on the Exchange under the symbol “VREO” and on the OTCQX market under the symbol “VREOF”).

“Vireo Multiple Voting Shares” means the multiple voting shares in the authorized share structure of the Assignee.

EXHIBIT A

NOTES SCHEDULE

EXHIBIT B

REGISTRATION OBLIGATIONS

REGISTRATION RIGHTS

1.             Certain Definitions. Defined terms used but not defined herein shall have the meanings ascribed thereto in the Convertible Note Secondary Sale and Purchase Agreement (the “Note Purchase Agreement“) to which this Exhibit B is attached. As used in these registration rights provisions (the “Rights”), the following terms shall have the following respective meanings:

“Allowed Delay” has the meaning given it in Section 2(b) of these Rights. “Approved Market” means the Canadian Stock Exchange and the OTCQX.

“Blackout Period” means, with respect to a registration, a period, in each case commencing on the day immediately after the Assignee notifies the Assignors that they are required, because of the occurrence of an event of the kind described in Section 3(f) hereof, to suspend offers and sales of Registrable Securities during which the Assignee, in the good faith judgment of its board of directors, determines (because of the existence of, or in anticipation of, any acquisition, financing activity, or other transaction involving the Assignee, or the unavailability for reasons beyond the Assignee’s control of any required financial statements, disclosure of information which is in the Assignee’s best interest not to publicly disclose, or any other event or condition of similar significance to the Assignee) that the registration and distribution of the Registrable Securities to be covered by such Registration Statement, if any, would be seriously detrimental to the Assignee or its shareholders and ending on the earlier of (1) the date upon which the MNPI commencing the Blackout Period is disclosed to the public or ceases to be material or non-public and (2) such time as the Assignee notifies the selling Holders that the Assignee will no longer delay such filing of the Registration Statement, will recommence taking steps to make such Registration Statement effective, or will allow sales pursuant to such Registration Statement to resume. The Assignee agrees to ensure that no Blackout Period under this Agreement is in effect for any period of time unless similar blackout periods are in effect at the same time with respect to equity securities of the Assignee held by its officers and directors and with respect to all other outstanding equity securities of the Assignee that are included in a resale registration statement filed with the SEC or are subject to registration rights granted by the Assignee.

“Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in the City of Vancouver, British Columbia, are authorized or required by law or executive order to close.

“Commission” or “SEC” means the U.S. Securities and Exchange Commission or any other applicable federal agency at the time administering the U.S. Securities Act.

“Effective Date” means the date the Registration Statement required to be filed hereunder is declared effective by the Commission.

“Effectiveness Period” has the meaning given it in Section 2(a) of these Rights.

“Holder” means a Assignor or any permitted transferee or assignee thereof to whom a Assignor assigns its rights under these Rights and who agrees to become bound by the provisions of these Rights in accordance with Section 6 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under these Rights and who agrees to become bound by the provisions of these Rights in accordance with Section 6.

“Majority Holders” means at any time holders at such time of at least a majority of the Registrable Securities issued in the Offering to entities managed by, advised by, or affiliated with the investment firms named on Annex A.

“MNPI” means material non-public information within the meaning of Regulation FD promulgated under the U.S. Exchange Act, which shall, in any case, include the receipt of the notice pursuant to Section 2(b) and the information contained in such notice.

“Offering” means the private placement offering being conducted by the Assignee pursuant to the terms of the Note Purchase Agreement to certain holders of Senior Secured Convertible Notes of Medicine Man Technologies, Inc., d/b/a Schwazze.

The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the U.S. Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Securities” means the Subordinate Voting Shares of the Assignee (or any successor or assign of the Assignee, whether by merger, reorganization, consolidation, sale of assets or otherwise) and any additional Subordinate Voting Shares which may be issued or issuable as a result of any share split, share dividend, recapitalization, exchange or similar event or otherwise; provided that Subordinate Voting Shares will cease to Registrable Securities at such time as they have been or may be sold under Rule 144, or when such Subordinate Voting Shares have been disposed of pursuant to an effective Registration Statement; and provided further that such Subordinate Voting Shares shall only be Registrable Securities if the holders thereof have completed, executed and delivered to the Assignee the Selling Shareholder Questionnaire attached hereto as Exhibit A concurrently with the completion of the Offering.

“Registration Statement” means the registration statement that the Assignee is required to file pursuant to these Rights to register the Registrable Securities, including the prospectus included therein, and any amendment or supplement thereto, and any replacement thereof, as applicable.

“Rule 144” means Rule 144 promulgated by the Commission under the U.S. Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such rule.

“Subordinate Voting Shares” means the subordinate voting shares in the capital of the Assignee issued to the Assignors pursuant to the Note Purchase Agreement.

“U.S. Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“U.S. Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

2.	Registration.

(a)            The Assignee shall file with the Commission as soon as reasonably practicable, and in any event within 60 days, after the issuance of the Subordinate Voting Shares in the Offering, a Registration Statement on Form S-3 or other appropriate form (including, if required, an effective and available amendment or supplement thereto), relating to the resale by the Holders of all of the Registrable Securities, and the Assignee shall use commercially reasonable efforts to cause such Registration Statement to be declared effective by the Commission as soon as reasonably practicable, and in any event within 90 days (or 120 days if the SEC determines that it will review the Registration Statement), following the completion of the Offering and shall keep such Registration Statement continuously effective under the U.S. Securities Act (subject to Allowed Delay and Blackout Periods permitted under this Exhibit B) until (i) the date that all Registrable Securities covered by such Registration Statement have been sold, thereunder or pursuant to Rule 144, or (ii) the later of (x) 270 days following the effective date of such Registration Statement or (y) the date on which all Registrable Securities covered by such Registration Statement may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 (the “Effectiveness Period”). The registration rights under this Section 2 shall not apply or be available with respect to securities of the Assignee held by the officers and directors of the Assignee and their affiliates.

(b)            For not more than ten (10) consecutive days in any twelve (12) month period, the Assignee may suspend the use of any prospectus included in any Registration Statement contemplated by this Section in the event that the Assignee determines in good faith that such suspension is necessary to (A) delay the disclosure of MNPI concerning the Assignee, the disclosure of which at the time is not, in the good faith opinion of the Assignee, in the best interests of the Assignee or (B) amend or supplement the affected Registration Statement or the related prospectus so that (i) such Registration Statement shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) such prospectus shall not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading, including in connection with the filing of a post-effective amendment to such Registration Statement in connection with the Assignee’s filing of an Annual Report on Form 10-K for any fiscal year (an “Allowed Delay”); provided, that the Assignee shall promptly (x) notify each Holder in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of a Holder) disclose to such Holder any MNPI giving rise to an Allowed Delay, (y) advise the Holders in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (z) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

3.              Registration Procedures for Registrable Securities. The Assignee will keep each Holder reasonably advised as to the filing and effectiveness of the Registration Statement. At its expense with respect to the Registration Statement, the Assignee will:

(a)            prepare and file with the Commission with respect to the Registrable Securities, a Registration Statement on Form S-3 or any other form for which the Assignee then qualifies or which counsel for the Assignee shall deem appropriate and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective during the Effectiveness Period. Thereafter, the Assignee shall be entitled to withdraw such Registration Statement and the Holders shall have no further right to offer or sell any of the Registrable Securities registered for resale thereon pursuant to the Registration Statement (or any prospectus relating thereto);

(b)            if the Registration Statement is subject to review by the Commission, respond in a commercially reasonable manner to all comments and diligently pursue resolution of any comments to the satisfaction of the Commission;

(c)            prepare and file with the Commission such amendments and supplements to such Registration Statement as may be necessary to keep such Registration Statement effective during the Effectiveness Period;

(d)            furnish, upon request and without charge, to each Holder of Registrable Securities covered by such Registration Statement (i) a reasonable number of copies of such Registration Statement (including any exhibits thereto other than exhibits incorporated by reference), and each amendment and supplement thereto as such Holder may reasonably request, (ii) such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus and any other prospectus filed pursuant to Rule 424 under the U.S. Securities Act) as such Holders may reasonably request, in conformity with the requirements of the U.S. Securities Act, and (iii) such other documents as such Holder may require to consummate the disposition of the Registrable Securities owned by such Holder, but only during the Effectiveness Period; provided, that the Assignee shall have no obligation to provide any document pursuant to this Section 3(d) that is available on the SEC’s EDGAR system;

(e)            use its commercially reasonable efforts to register or qualify such registration under such other applicable securities laws of such jurisdictions as any Holder of Registrable Securities covered by such Registration Statement reasonably requests and as may be necessary for the marketability of the Registrable Securities (such request to be made by the Effective Date or such other time the applicable registration statement is deemed effective by the Commission) and to do any and all other acts and things reasonably necessary to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder; provided, that the Assignee shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

(f)            notify each Holder of Registrable Securities, the disposition of which requires delivery of a prospectus relating thereto under the U.S. Securities Act, of the happening of any event (as promptly as practicable after becoming aware of such event), which comes to the Assignee’s attention, that will after the occurrence of such event cause the prospectus included in such Registration Statement, if not amended or supplemented, to contain an untrue statement of a material fact or an omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Assignee shall promptly thereafter prepare and furnish or make available to such Holder a supplement or amendment to such prospectus (or prepare and file appropriate reports under the U.S. Exchange Act) so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless suspension of the use of such prospectus otherwise is authorized herein or in the event of a Blackout Period or an Allowed Delay, in which case no supplement or amendment need be furnished (or U.S. Exchange Act filing made) until the termination of such suspension or Blackout Period or Allowed Delay;

(g)            comply, and continue to comply during the Effectiveness Period, in all material respects with the U.S. Securities Act and the U.S. Exchange Act and with all applicable rules and regulations of the Commission with respect to the disposition of all Registrable Securities covered by such Registration Statement;

(h)            as promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities being offered or sold pursuant to the Registration Statement of the issuance by the Commission of any stop order or other suspension of effectiveness of the Registration Statement;

(i)            use its commercially reasonable efforts to cause all the Registrable Securities covered by the Registration Statement to be listed on such Approved Market on which securities of the same class or series issued by the Assignee are then listed;

(j)            provide a transfer agent and registrar, which may be a single entity, for the Subordinate Voting Shares registered hereunder;

(k)            cooperate with the Holders to facilitate the timely preparation and delivery of certificates, direct registration system account statements (“DRS Statements”), or electronic book entry positions representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates, DRS Statements or electronic book entry positions shall be free, if and to the extent permitted by applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request;

(l)             use commercially reasonable efforts to (i) cause its legal counsel, at the Assignee’s expense, to issue to the transfer agent for the Subordinate Voting Shares, within a reasonable period of time after the Effective Date, a “blanket” legal opinion in customary form to the effect that the Registrable Securities covered by the Registration Statement have been registered for resale under the U.S. Securities Act and, if such counsel has requested and received a signed certificate (a “Legend Removal Certificate”) from a Holder of the Registrable Securities, may then be reissued without any legend or restriction relating to their status as “restricted securities” as defined in Rule 144 (“Legend Removal Shares”) upon resale pursuant to such Registration Statement; and (ii) cause the transfer agent for the Subordinate Voting Shares to issue such Registrable Securities without any such legend within three (3) trading days after the transfer agent’s receipt of such legal opinion with respect to Legend Removal Shares or otherwise within three (3) trading days after the transfer agent’s receipt of evidence in customary form that the Subordinate Voting Shares have been sold pursuant to an effective resale registration statement under the U.S. Securities Act, as certificates, DRS Statements or electronic book entry positions, as requested by a Holder; and

(m)           take all other reasonable actions necessary to expedite and facilitate the disposition by the Holders of the Registrable Securities pursuant to the Registration Statement.

4.              Suspension of Offers and Sales. Each Holder agrees that, upon receipt of any notice from the Assignee of the happening of any event of the kind described in Section 3(f) hereof or of the commencement of a Blackout Period or an Allowed Delay, such Holder shall discontinue the disposition of Registrable Securities included in the Registration Statement until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) hereof or notice of the end of the Blackout Period or Allowed Delay, and, if so directed by the Assignee, such Holder shall deliver to the Assignee (at the Assignee’s expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

5.              Registration Expenses. The Assignee shall pay all expenses in connection with any registration obligation provided herein, including, without limitation, all registration, filing, stock exchange fees, printing expenses, all fees and expenses of complying with applicable securities laws, the fees and disbursements of counsel for the Assignee and of its independent accountants, and the reasonable fees (up to $20,000) and disbursements of a single law firm acting as special counsel to those Holders of Registrable Securities issued in the Offering that are participating in such registration; provided, that, in any registration, each party shall pay for its own underwriting discounts and commissions and transfer taxes. Except as provided in this Section 5 and Section 8, the Assignee shall not be responsible for the expenses of any attorney or other advisor employed by a Holder.

6.              Assignment of Rights. The rights under these Rights shall be assignable by the Holders to any transferee of all or any portion of such Holder’s Registrable Securities if: (i) the transfer of the Registrable Securities is permitted under the terms of the Note Purchase Agreement and, if required under the terms of the Note Purchase Agreement, the Holder has furnished to the Assignee an opinion of counsel in a form satisfactory to the Assignee that such transfer is exempt from or not subject to registration under the U.S. Securities Act; (ii) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Assignee within a reasonable time after such assignment; (iii) the Assignee is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the Registrable Securities with respect to which such registration rights are being transferred or assigned and (iii) immediately following such transfer or assignment the further disposition of such Registrable Securities by the transferee or assignee is restricted under the U.S. Securities Act and applicable state securities laws; (iv) at or before the time the Assignee receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Assignee to be bound by all of the provisions contained herein.

8

7.             Information by Holder. A Holder with Registrable Securities included in any registration shall furnish to the Assignee (and any managing underwriter(s), where applicable) such information regarding itself, the Registrable Securities held by it, the intended method of disposition of such Registrable Securities, and such other information as shall be required in order to comply with any applicable law or regulation in connection with the registration of such Holder’s Registrable Securities or any qualification or compliance with respect to such Holder’s Registrable Securities and referred to in these Rights.

8.             Indemnification.

(a)            In the event of the offer and sale of Registrable Securities under the U.S. Securities Act, the Assignee shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its directors, officers, partners, each other person who participates as an underwriter in the offering or sale of such securities, and each other person, if any, who controls or is under common control with such Holder or any such underwriter within the meaning of Section 15 of the U.S. Securities Act, against any losses, claims, damages or liabilities, joint or several, and expenses to which the Holder or any such director, officer, partner or underwriter or controlling person may become subject under the U.S. Securities Act, the U.S. Exchange Act, or any other federal or state law, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (1), in the case of any registration statement prepared and filed by the Assignee under which Registrable Securities were registered under the U.S. Securities Act, if such registration statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (2) in the case of any preliminary prospectus, final prospectus or prospectus supplement contained in such registration statement, or any amendment or supplement thereto, if such preliminary prospectus, final prospectus or prospectus supplement includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading, or any violation or alleged violation of the U.S. Securities Act, the U.S. Exchange Act, any state securities law or any rule or regulation promulgated under the U.S. Securities Act, the U.S. Exchange Act or any state securities law in connection with these Rights; and the Assignee shall reimburse the Holder, and each such director, officer, partner, underwriter and controlling person for any documented legal or any other documented expenses reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, damage, liability, action or proceeding; provided, that such indemnity agreement found in this Section 8(a) shall in no event exceed the net proceeds from the Offering received by the Assignee; and provided further, that the Assignee shall not be liable in any such case (i) to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement in or omission from such registration statement, any such preliminary prospectus, final prospectus, prospectus supplement, amendment or supplement in reliance upon and in conformity with written information furnished to the Assignee by the Holder specifically for use in the preparation thereof or (ii) if the person asserting any such loss, claim, damage, liability (or action or proceeding in respect thereof) who purchased the Registrable Securities that are the subject thereof did not receive a copy of the preliminary prospectus or the final prospectus (or the final prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Securities to such person because of the failure of such Holder or underwriter to so provide such preliminary or final prospectus and the untrue statement or omission of a material fact made in such preliminary prospectus was corrected in the amended preliminary or final prospectus (or the final prospectus as amended or supplemented). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders, or any such director, officer, partner, underwriter or controlling person and shall survive the transfer of such shares by the Holder.

(b)            As a condition to including Registrable Securities in any registration statement filed pursuant to these Rights, each Holder agrees to be bound by the terms of this Section 8 and to indemnify and hold harmless, to the fullest extent permitted by law, the Assignee, its directors and officers, and each other person, if any, who controls the Assignee within the meaning of Section 15 of the U.S. Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Assignee or any such director or officer or controlling person may become subject under the U.S. Securities Act, the U.S. Exchange Act, or any other federal or state law, to the extent arising out of or based solely upon: (x) such Holder’s failure to comply with the prospectus delivery requirements of the U.S. Securities Act or (y)(1), in the case of any registration statement prepared and filed by the Assignee under which Registrable Securities were registered under the U.S. Securities Act, if such registration statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (2) in the case of any preliminary prospectus, final prospectus or prospectus supplement contained in such registration statement, or any amendment or supplement thereto, such preliminary prospectus, final prospectus or prospectus supplement includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading, (i) to the extent, but only to the extent, that such untrue statement or omission referred to in (y)(1) or (y)(2) above is contained in any information so furnished in writing by such Holder to the Assignee specifically for inclusion in the registration statement or such prospectus or (ii) to the extent that (1) such untrue statements or omissions referred to in (y)(1) or (y)(2) above are based solely upon information regarding such Holder furnished in writing to the Assignee by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder for use in the Registration Statement, such prospectus or such form of prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(f) hereof, the use by such Holder of an outdated or defective prospectus after the Assignee has notified such Holder in writing that the prospectus is outdated or defective and prior to the receipt by such Holder of the advice contemplated in Section 3(f). Each Holder’s obligation to indemnify shall be individual, not joint and several, and in no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)            Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in this Section (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defenses thereof or the indemnifying party fails to defend such claim in a diligent manner. If, in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defenses thereof, the indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable and documented fees and expenses to be paid by the indemnifying party. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its consent. No indemnifying party shall, without the consent of the indemnified party (which consent shall not be unreasonably withheld, conditioned or delayed), consent to entry of any judgment or enter into any settlement, unless such consent to entry of judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party shall have the right to retain, at its own expense, counsel with respect to the defense of a claim.

(d)            If an indemnifying party does not or is not permitted to assume the defense of an action pursuant to Section 8(c) or in the case of the expense reimbursement obligation set forth in Sections 8(a) and (b), the indemnification required by Sections 8(a) and 8(b) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills received or expenses, losses, damages, or liabilities are incurred provided that the indemnifying party is provided appropriate and reasonably detailed documentation.

(e)            If the indemnification provided for in Section 8(a) or 8(b) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall (i) contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense as is appropriate to reflect the proportionate relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, not only the proportionate relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the U.S. Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

9.             Rule 144. With a view to making available to the Holders the benefits of Rule 144 promulgated under the U.S. Securities Act or any other rule or regulation of the SEC that may at any time permit the Holders to sell the Registrable Securities to the public without registration, and as a material inducement to the agreement of the Assignors to accept the Assignee’s Subordinate Voting Shares as partial consideration under the Note Purchase Agreement, (i) the Assignee represents and warrants that the Assignee is subject to the reporting requirements of section 13 or 15(d) of the Exchange Act and has timely filed with the Commission all required reports under section 13 or 15(d) of the Exchange Act during the 12 months prior to the date of the Note Purchase Agreement (or for such shorter period that the Assignee was required to file such reports), other than Form 8-K reports, and (ii) the Assignee agrees (A) to use reasonable best efforts to make and keep public information available as those terms are understood in Rule 144; (B) to use reasonable best efforts to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the U.S. Securities Act or the U.S. Exchange Act pursuant to Rule 144; (C) as long as any Holder owns any Registrable Securities, to furnish in writing upon such Holder’s request a written statement by the Assignee as to its compliance with the reporting requirements of Rule 144 (and, if applicable, of the U.S. Securities Act and the U.S. Exchange Act), and to furnish to such Holder a copy of the most recent annual or quarterly report of the Assignee, and such other reports and documents so filed by the Assignee as may be reasonably requested in availing such Holder of Rule 144 or any other rule or regulation of the SEC permitting the selling of any such Registrable Securities without registration; (D) with respect to the sale of any Registrable Securities by a Holder pursuant to Rule 144 and subject to such Holder providing necessary documentation that meet the requirements of Rule 144, to promptly furnish, without any charge to such Holder, a written legal opinion of its counsel to facilitate such sale and, if necessary, instruct its transfer agent in writing that it may rely on said written legal opinion of counsel with respect to said sale; and (E) to use reasonable best efforts to undertake any additional actions reasonably necessary to maintain the availability of Rule 144.

10.           Independent Nature of Each Assignor’s Obligations and Rights. The obligations of each Assignor under these Rights are several and not joint with the obligations of any other Assignor, and each Assignor shall not be responsible in any way for the performance of the obligations of any other Assignor under these Rights. Nothing contained herein and no action taken by any Assignor pursuant hereto, shall be deemed to constitute such Assignors as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the Assignors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by these Rights. Each Assignor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of these Rights, and it shall not be necessary for any other Assignor to be joined as an additional party in any proceeding for such purpose.

11.           Miscellaneous.

(a)            Remedies. In the event of a breach by the Assignee or by a Holder of any of their respective obligations under these Rights, each Holder or the Assignee, as the case may be, in addition to being entitled to exercise all rights granted by law and under these Rights, including recovery of damages, shall be entitled to specific performance of its rights under these Rights. The Assignee and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of these Rights and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b)            Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted transferees and assignees, executors and administrators of the parties to the Note Purchase Agreement.

(c)            No Inconsistent Agreements. The Assignee has not entered, as of the date hereof, and shall not enter, on or after the date of these Rights, into any agreement with respect to its securities that would have the effect of impairing the rights granted to the Holders in these Rights or otherwise conflicts with the provisions hereof.

(d)            Entire Agreement. These Rights constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof.

(e)            Notices, etc. All notices or other communications which are required or permitted under these Rights shall be in writing and sufficient if delivered by hand, by facsimile transmission, by registered or certified mail, postage pre-paid, by electronic mail, or by courier or overnight carrier, to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered:

If to the Assignee to:

Vireo Growth Inc. 207
South 9th Street

Minneapolis, MN 55402

Attention:	Sean Apfelbaum, General Counsel
E-mail:	seanapfelbaum@vireohealth.com

with a copy (which shall not constitute notice) to:

Sangra Moller LLP

1000 Cathedral Place

925 West Georgia Street

Vancouver, B.C., Canada V6C 3L2

Attention:	Krystal Grey, Esq.
E-mail:	kgrey@sangra.com

To each Assignor at the address set forth in the Note Purchase Agreement or at such other address as any party shall have furnished to the Assignee in writing.

(f)             Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Assignee under these Rights, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under these Rights, or any waiver on the part of any Holder of any provisions or conditions of these Rights, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under these Rights, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

(g)            Severability. In the case any provision of these Rights shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(h)            Amendments. The provisions of these Rights may be amended at any time and from time to time, and particular provisions of these Rights may be waived, with and only with an agreement or consent in writing signed by the Assignee and the Majority Holders. The Assignors acknowledge that by the operation of this Section, the Majority Holders may have the right and power to diminish or eliminate all rights of the Holders under these Rights.

ANNEX A

Majority Holders

ANNEX B

VIREO GROWTH INC.

SELLING SHAREHOLDER QUESTIONNAIRE

The undersigned will be the beneficial holder of Subordinate Voting Shares of Vireo Growth Inc. (the “Company”) to be purchased in a private placement transaction (the “Offering”) pursuant to a Convertible Note Secondary Sale and Purchase Agreement to be entered into between the undersigned and the Company (the “Note Purchase Agreement”), including the Registration Rights outlined in Exhibit B thereto (“Exhibit B”). Capitalized terms used but not defined herein shall have the meanings ascribed thereto in Exhibit B. The undersigned understands that the Company proposes to file with the U.S. Securities and Exchange Commission (the “SEC”) one or more Registration Statements on Form S-3 (or such other form the Company is eligible to use) (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Subordinate Voting Shares issued to the undersigned in the Offering (provided this Selling Shareholder Questionnaire has been completed, executed and delivered to the Company, the “Registrable Securities”).

The Registration Statement has not yet been filed or declared effective by the SEC. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, a beneficial owner of the Registrable Securities generally will be required to be named as a selling shareholder in the related prospectus and deliver a prospectus to each purchaser of Registrable Securities. Any beneficial owner of Registrable Securities who wishes to include its Registrable Securities in the Registration Statement must deliver to the Company a properly completed and signed Selling Shareholder Questionnaire.

Certain legal consequences arise from being named as a selling shareholder in the Registration Statement and the related prospectus. In addition, the answers to this Selling Shareholder Questionnaire shall constitute information to be furnished by the undersigned beneficial owner. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own U.S. securities law counsel regarding the consequence of being named or not being named as a selling shareholder in the Registration Statement and the related prospectus.

Please answer each question completely, indicating “none” or “not applicable” where appropriate. Where insufficient space is provided for an answer, please attach a separate sheet referring to the question by number. Please review the questions with care and do not hesitate to contact Nicole Edmonds at Troutman Pepper Locke LLP, (804) 339-1847, if you are unsure how to answer any question or if you desire additional information. Completed questionnaires should be returned to Sean Apfelbaum, General Counsel, at seanapfelbaum@vireohealth.com, c/o Vireo Growth Inc., 207 South 9th Street, Minneapolis, MN 55402.

You are reminded that sales under the Registration Statement may be made only after the Registration Statement has been declared effective by the SEC.

Please note that certain bolded terms, not otherwise defined in this Selling Shareholder Questionnaire or Exhibit B, are defined in the section titled “Definitions” at the end of this Selling Shareholder Questionnaire and you should refer to those defined terms when completing this Selling Shareholder Questionnaire.

Please complete and execute this Selling Shareholder Questionnaire and return a pdf copy with the executed Note Purchase Agreement to be entered into in connection with the Offering. If the Holder does not provide the Company with the requested information to enable the Company to include the Holder in the Registration Statement, the Holder waives its rights to be included in the Registration Statement, and acknowledges that its Shares and Warrant Shares shall not constitute Registrable Securities.

The undersigned Holder (the “Selling Shareholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities owned by it and listed below in Item 3, unless otherwise specified in Item 3, pursuant to the Registration Statement. The undersigned, by signing and returning this Selling Shareholder Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Selling Shareholder Questionnaire.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

Note: All information in response to this Selling Shareholder Questionnaire should be provided as of the date of signing the Note Purchase Agreement.

Name:

Full Legal Name of Selling Shareholder:

Full Legal Name of Registered Holder (if not the same as above) through which Registrable Securities listed in Item 3 below are held:

Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

Address for Notices to Selling Shareholder:

Telephone:

Contact Person:

E-mail address of Contact Person:

Beneficial Ownership of Registrable Securities Issuable Pursuant to the Note Purchase Agreement:

Type and Number of Registrable Securities beneficially owned and issued pursuant to the Note Purchase Agreement:

Number of Subordinate Voting Shares to be registered for resale:

Broker-Dealer Status:

Are you a broker-dealer?

Yes      No

If “yes” above, did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes      No

Note: If no, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

Are you an affiliate of a broker-dealer?

Yes      No

Note: If yes, provide a narrative explanation below:

If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes      No

Note: If no, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

Beneficial Ownership of Other Securities of the Company Owned by the Selling Shareholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and amount of other securities beneficially owned:

Voting or Investment Control over the Registrable Securities:

(a)  If the Selling Shareholder is not a natural person (e.g., if the holder is an entity such as a trust, corporation, partnership, etc.), please identify the natural person or persons who have voting or investment control over the Registrable Securities listed in Item 3 above:

(b)  As to the securities indicated as being beneficially owned in answer to Item 3 above, does any person other than the person identified as the beneficial owner have

(i)	the sole or shared power to vote or to direct the vote of any such securities?

Yes      No

(ii)	the sole or shared power to dispose or to direct the disposition of any such securities?

Yes      No

If the answer is “Yes” to either of the foregoing questions, set forth below the footnote to include in Selling Shareholder table in the Registration Statement that should be used:

Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution attached as Annex A to this Selling Shareholder Questionnaire, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is substantially correct and complete.

State any exceptions here:

***********

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Registration Statement. All notices hereunder shall be made in writing, by hand delivery, email or facsimile transmission, first-class mail or air courier guaranteeing overnight delivery at the address set forth on the first page of this Selling Shareholder Questionnaire. In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Selling Shareholder Questionnaire.

By signing below the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 8 above and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the related prospectus.

By signing below the undersigned agrees to indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, any prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus relating to the undersigned’s Registrable Securities, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding the undersigned furnished in writing to the Company by the undersigned expressly for use therein or (ii) to the extent, but only to the extent, that such information relates to the undersigned or the undersigned’s proposed method of distribution of Registrable Securities and was reviewed and approved by the undersigned expressly for use in a registration statement (it being understood that the undersigned has approved Annex A hereto for this purpose), such prospectus or such form of prospectus or in any amendment or supplement thereto.

By signing below the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Registration Statement.

The undersigned hereby acknowledges and is advised of the following Interpretation No. 239.10 under the SEC’s Securities Act Compliance and Disclosure Interpretations regarding short selling:

“An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning this Selling Shareholder Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.

I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Selling Shareholder Questionnaire) are correct.

[Signature on the following page]

Dated:	, 2025	BENEFICIAL OWNER

By:
Its:
Name:
Title:

DEFINITIONS

The term “affiliate” means an entity that controls, is controlled by or is under common control with a member.

The term “beneficial ownership” means securities owned by any person, even though the securities may not be registered in the name of that person, if benefits substantially equivalent to those of ownership of the securities are enjoyed by that person by reason of any contract, understanding, relationship, or agreement or other arrangement. Specifically, a beneficial owner of a company’s shares includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares (i) voting power (which includes the power to vote, or to direct the voting of such shares) and/or (ii) investment power (which includes the power to dispose, or to direct the disposition of such shares).

In addition to the foregoing, a person is deemed to be the beneficial owner of a company’s shares if such person has the right to acquire beneficial ownership of such shares at any time within 60 days, including any such right so acquired through (a) the exercise of an option, warrant, or right, (b) the conversion of a security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account, or similar arrangement. However, if a security or power described in clauses (a), (b), or (c) is acquired in order to change or influence the control of a company, the holder of the security or power is deemed to be the beneficial owner without regard to such 60-day period means the right to the economic benefits of a security.

A company or natural person “controls” a company if the company or person beneficially owns 10% or more of the outstanding voting securities of the corporation, the right to 10% or more of the distributable profits or losses of an entity that is a partnership, 10% or more of the outstanding subordinated debt of an entity, or 10% or more of the outstanding preferred equity of an entity, and, with respect to all, including any right to such within 60 days of the member’s participation in the public offering. Additionally, a natural person controls a corporation if such person has the power to direct, or cause the direction of, management or policies of such corporation.

The term “person” means an individual, a corporation, a partnership, an association, a joint-stock company, a business trust or an unincorporated organization. When two or more persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of shares of the Company, such syndicate or group shall be deemed a “person” for the purposes of this Selling Shareholder Questionnaire.

The term “registered holder” means a holder of Registrable Securities whose name appears in the register of holders of Subordinate Voting Shares maintained on behalf of the Company by its transfer agent, Odyssey Trust Company.

Exhibit A

PLAN OF DISTRIBUTION

Vireo Growth Inc. is registering • Subordinate Voting Shares. The selling shareholders may, from time to time, sell, transfer or otherwise dispose of any or all of their Subordinate Voting Shares on any stock exchange, market or trading facility on which the Subordinate Voting Shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling shareholders may use any one or more of the following methods when disposing of Subordinate Voting Shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the Subordinate Voting Shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales effected after the date the registration statement of which this prospectus forms a part is declared effective by the SEC;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	broker-dealers may agree with the selling shareholders to sell a specified number of such Subordinate Voting Shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted by applicable law.

The selling shareholders may, from time to time, pledge or grant a security interest in some or all of the Subordinate Voting Shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the Subordinate Voting Shares, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus. The selling shareholders also may transfer the Subordinate Voting Shares in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of their Subordinate Voting Shares or interests therein, the selling shareholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of such Subordinate Voting Shares in the course of hedging the positions they assume. The selling shareholders may also sell Subordinate Voting Shares short and deliver these securities to close out their short positions, or loan or pledge the Subordinate Voting Shares to broker-dealers that in turn may sell these securities. The selling shareholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of the Subordinate Voting Shares offered by this prospectus, which Subordinate Voting Shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling shareholders from the sale of the Subordinate Voting Shares offered by them will be the purchase price of such Subordinate Voting Shares less discounts or commissions, if any. Each of the selling shareholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of Subordinate Voting Shares to be made directly or through agents. We will not receive any of the proceeds from the resale of the Subordinate Voting Shares.

The selling shareholders also may resell all or a portion of the Subordinate Voting Shares in open market transactions in reliance upon Rule 144 under the Securities Act, provided that they meet the criteria and conform to the requirements of that rule.

The selling shareholders and any underwriters, broker-dealers or agents that participate in the sale of the Subordinate Voting Shares therein may be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the Subordinate Voting Shares may be underwriting discounts and commissions under the Securities Act. Selling shareholders who are “underwriters” within the meaning of Section 2(a)(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the Subordinate Voting Shares to be sold, the names of the selling shareholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the Subordinate Voting Shares may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the Subordinate Voting Shares may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling shareholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of Subordinate Voting Shares in the market and to the activities of the selling shareholders and their affiliates. In addition, to the extent applicable we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling shareholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling shareholders may indemnify any broker-dealer that participates in transactions involving the sale of the Subordinate Voting Shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling shareholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the Subordinate Voting Shares offered by this prospectus.

2

EXHIBIT C

THE NOTES

EXHIBIT D

ANTICIPATED DISCLOSURES

The Assignor acknowledges and consents to the fact that the Assignee is collecting personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time and the policies of the Exchange) of the Assignor for the purpose of completing the sale and issuance of subordinate voting shares contemplated by this Agreement, which includes, without limitation, determining the eligibility of the Assignor or the Disclosed Purchaser, if any, to purchase the Purchased Shares under applicable securities laws and completing filings required under applicable securities laws; the Assignor acknowledges and consents to the Assignee retaining such personal information for as long as permitted or required by law or business practices; the Assignor agrees and acknowledges that the Assignee may use and disclose such personal information:

(i)	for internal use with respect to managing the relationships between and contractual obligations of the Assignee and the Assignor;

(ii)	for use and disclosure for income tax-related purposes, including, without limitation, where required by law, disclosure to the Canada Revenue Agency;

(iii)	disclosure to professional advisers of the Company in connection with the performance of their professional services;

(iv)	disclosure to securities regulatory authorities and other regulatory bodies with jurisdiction with respect to reports of trade, including the Form 45-106F1 – Report of Exempt Distribution and Schedules 1 and 2 thereto (“ROED”), or similar regulatory filings;

(v)	disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(vi)	disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with the Assignor's prior written consent;

(vii)	disclosure to a court determining the rights of the parties under this Agreement;

(viii)	any other parties involved in the Offering, including legal counsel, and may be included in record books prepared in respect of the sale of Purchased Shares pursuant to this Agreement; and

(ix)	for use and disclosure as otherwise required by law;

in addition, the Assignor further acknowledges and consents to the fact that the Assignee may be required to provide any one or more of the Canadian securities regulators, stock exchanges, the Investment Industry Regulatory Organization of Canada, other regulatory agencies or the Assignee's registrar and transfer agent with any personal information provided by the Assignor in this Agreement, and may make any other filings of such personal information as the Assignee's counsel may deem appropriate, and the Assignor acknowledges receipt of notification of the disclosure of personal information by the Assignee to the Exchange and the Assignor hereby consents to and authorizes the foregoing use and disclosure of such personal information and agrees to provide, on request, all particulars required by the Company in order to comply with the foregoing.

EXHIBIT E

ROED INFORMATION